UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 19, 2006
The Sherwin-Williams Company
(Exact Name of Registrant as Specified in Charter)

Ohio (State or Other Jurisdiction of Incorporation)	1-04851 (Commission File Number)	34-0526850 (IRS Employer Identification No.)

	101 Prospect Avenue, N.W. Cleveland, Ohio (Address of Principal Executive Offices)	44115 (Zip Code)
(216) 566-2000
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
     On July 19, 2006, the Compensation and Management Development Committee of the Board of Directors of The Sherwin-Williams Company approved (a) a Form of Restricted Stock Grant and Forms of Stock Option Award under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (the “Incentive Plan”) and (b) a Form of Restricted Stock Grant under The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors (the “Director Stock Plan”). Copies of the Forms of Restricted Stock Grant and Forms of Stock Option Award are filed as Exhibits to this Report and are incorporated herein by reference.
     Both the Incentive Plan and the Director Stock Plan were approved by Sherwin-Williams’ shareholders at the 2006 Annual Meeting of Shareholders, which was held on April 19, 2006. Copies of the Incentive Plan and the Director Stock Plan were previously filed as Exhibits 10(b) and 10(c), respectively, to Sherwin-Williams’ Current Report on Form 8-K, dated April 19, 2006.
Item 2.02. Results of Operations and Financial Condition.
     On July 20, 2006, The Sherwin-Williams Company issued a press release announcing its financial results for the second quarter ended June 30, 2006 and certain other information. A copy of this press release is furnished with this Report as Exhibit 99 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
     (d) Exhibits.
     The following Exhibits are filed or furnished with this Report:

Exhibit No.	Exhibit Description

10(a)	Form of Nonqualified Stock Option Award under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (filed herewith).

10(b)	Form of Incentive Stock Option Award under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (filed herewith).

10(c)	Form of Restricted Stock Grant under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (filed herewith).

10(d)	Form of Restricted Stock Grant under The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors (filed herewith).

99	Press Release of The Sherwin-Williams Company, dated July 20, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHERWIN-WILLIAMS COMPANY

July 20, 2006	By:	/s/ L.E. Stellato

L.E. Stellato Vice President, General Counsel and Secretary
EXHIBIT INDEX

Exhibit No.	Exhibit Description

10(a)	Form of Nonqualified Stock Option Award under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (filed herewith).

10(b)	Form of Incentive Stock Option Award under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (filed herewith).

10(c)	Form of Restricted Stock Grant under The Sherwin-Williams Company 2006 Equity and Performance Incentive Plan (filed herewith).

10(d)	Form of Restricted Stock Grant under The Sherwin-Williams Company 2006 Stock Plan for Nonemployee Directors (filed herewith).

99	Press Release of The Sherwin-Williams Company, dated July 20, 2006.

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